UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2014

LITHIA MOTORS, INC.

(Exact name of registrant as specified in its charter)

State of Oregon	001-14733	93-0572810
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 N. Bartlett St
Medford, OR 97501
(Address of principal executive offices)

(541) 776-6401

(Registrant's telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On October 2, 2014, Lithia Motors, Inc. (the “Company”) filed with the Securities Exchange Commission a Current Report on Form 8-K (File No. 001-14733) stating that the Company had completed its previously announced acquisition of DCH Auto Group (USA) Inc. (“DCH”). This Current Report on Form 8-K/A amends Item 9.01 of the Form 8-K to include the financial information required under Item 9.01 that was previously omitted in accordance with Item 9.01(a)(4) and Item 9.01(b)(2).

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of DCH Auto Group (USA) Inc. as of December 31, 2013 and 2012 and for the years ended December 31, 2013 and 2012 are filed as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

The unaudited condensed consolidated financial statements of DCH Auto Group (USA) as of June 30, 2014 and for the six months ended June 30, 2014 and 2013 are filed as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma combined condensed financial information as of June 30, 2014 and for the year ended December 31, 2013 and the six months ended June 30, 2014 are filed as Exhibit 99.4 to this Forma 8-K/A and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23*	Consent of Crowe Horwath LLP, Independent Auditors
99.2*	Audited consolidated financial statements of DCH Auto Group (USA) Inc. as of December 31, 2013 and 2012 and for the years ended December 31, 2013 and 2012
99.3*	Unaudited condensed consolidated financial statements of DCH Auto Group (USA) Inc. as of June 30, 2014 and for the six-month period ended June 30, 2014 and 2013
99.4*	Unaudited pro forma combined condensed financial information as of June 30, 2014 and for the year ended December 31, 2013 and for the six months ended June 30, 2014

___________________________________

*filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITHIA MOTORS, INC.

Dated: December 12, 2014
	By:	/s/ Christopher S. Holzshu
Christopher S. Holzshu
SVP, CFO and Secretary

Exhibit Index

Exhibit No.	Description
23*	Consent of Crowe Horwath LLP, Independent Auditors
99.2*	Audited consolidated financial statements of DCH Auto Group (USA) Inc. as of December 31, 2013 and 2012 and for the years ended December 31, 2013 and 2012
99.3*	Unaudited condensed consolidated financial statements of DCH Auto Group (USA) Inc. as of June 30, 2014 and for the six-month period ended June 30, 2014 and 2013
99.4*	Unaudited pro forma combined condensed financial information as of June 30, 2014 and for the year ended December 31, 2013 and for the six months ended June 30, 2014

___________________________________

*filed herewith